UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 23, 2008
Enova Systems, Inc.
(Exact name of registrant as specified in its charter)

California	1-33001	95-3056150

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1560 West 190th Street, Torrance, California		90501

(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:	310-527-2800
Not Applicable
Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.
Item 3.02. Unregistered Sales of Equity Securities.
Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
Exhibit Index
EXHIBIT 10.1
EXHIBIT 10.2
EXHIBIT 99.1
EXHIBIT 99.2

Item 1.01.	Entry into a Material Definitive Agreement.
On April 23, 2008, Enova Systems, Inc. (the “Company” or “Enova”) entered into a Securities Purchase Agreement (“Purchase Agreement”) and Registration Rights Agreement (Registration Rights Agreement”) with several “accredited” investors (the “Investors”). Pursuant to the Purchase Agreement, the Investors have agreed to purchase 1,273,700 shares (“Investor Shares”) of the Company’s common stock, no par value, (“Common Stock”) at $3.91 per share. It is anticipated that Enova will receive approximately $4,980,167 in gross proceeds from the offering. The placement agent involved with this offering will earn a selling commission of (i) a cash payment equal to 5% of the gross proceeds and (ii) shares of Common Stock equal to 2% of the number of shares of Common Stock sold in the offering (the Placement Agent Shares”), in addition to reimbursement of expenses. The closing of the offering is contingent upon, among other things, the listing of the Investor Shares and Placement Agent Shares for trading on the American Stock Exchange.
Pursuant to the Registration Rights Agreement, the Company also granted the Investors certain resale registration rights in respect to the Investor Shares.
The Investor Shares and Placement Agent Shares will be issued to “accredited” investors only, as such term is promulgated by the SEC. In reliance upon each such investor’s and placement agent’s representation as an “accredited investor,” among other representations, the offer and issuance of the securities described above will be exempt from the registration requirements under the Securities Act of 1933, as amended, pursuant to Section 4(2) thereof and in reliance upon Rule 506 of Regulation D promulgated by the SEC.
The securities offered have not been registered under the United States Securities Act of 1933 and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. This Current Report on Form 8-K does not constitute an offer of any securities for sale.
The form of Purchase Agreement and Registration Rights Agreement are filed with this report as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.
A press release issued by the Company in connection with this private placement is filed with this report as Exhibit 99.1.

Item 3.02.	Unregistered Sales of Equity Securities.
The disclosure in Item 1.01 of this report is incorporated herein by reference.

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
On April 23, 2008, during a Board meeting, Enova received from the Company’s Chairman, Mr. Anthony Rawlinson, his resignation from the Board of Directors and its nominating and governance committee. Mr. Rawlinson’s resignation was effective immediately upon adjournment of the meeting. Mr. Rawlinson’s resignation was not the result of a disagreement with Enova on any matter relating to Enova’s operations, policies, or practices.
A press release issued by the Company in connection with Mr. Rawlinson’s resignation is filed with this report as Exhibit 99.2.

Item 9.01.	Financial Statements and Exhibits
Exhibits

10.1	Securities Purchase Agreement

10.2	Registration Rights Agreement

99.1	Private Placement Press Release

99.2	Board Resignation Press Release

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enova Systems, Inc.
April 24, 2008	By:	/s/ Jarett Fenton
		Name:	Jarett Fenton
		Title:	Chief Financial Officer

Exhibit Index

Exhibits	Description

10.1	Securities Purchase Agreement

10.2	Registration Rights Agreement

99.1	Private Placement Press Release

99.2	Board Resignation Press Release